Exhibit 10.4

JAND, INC.
2012 MILESTONE STOCK PLAN
ADOPTED ON JULY 20, 2012

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(a)	Application of Requirement	8
(b)	Scope of Requirement	8

SECTION 9.	MISCELLANEOUS PROVISIONS	8
(a)	Securities Law Requirements	8
(b)	No Retention Rights	8
(c)	Treatment as Compensation	8
(d)	Governing Law	9
(e)	Conditions and Restrictions on Shares	9
(f)	Tax Matters	9

SECTION 10.	DURATION AND AMENDMENTS; STOCKHOLDER APPROVAL	10
(a)	Term of the Plan	10
(b)	Right to Amend or Terminate the Plan	10
(c)	Effect of Amendment or Termination	10
(d)	Stockholder Approval	10

SECTION 11.	DEFINITIONS	10
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JAND, INC. 2012 MILESTONE STOCK PLAN
SECTION 1.     ESTABLISHMENT AND PURPOSE.
The purpose of this Plan is to offer persons selected by the Company an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by acquiring Shares of the Company’s Stock and to motivate the Company’s Employees and Consultants to increase the value of the Company. The Plan provides for the grant of Options to purchase Shares. Options granted under the Plan may be ISOs intended to qualify under Code Section 422 or Nonstatutory Options which are not intended to so qualify.
Capitalized terms are defined in Section 11.
SECTION 2.     ADMINISTRATION.
(a)    Committees of the Board of Directors. The Plan may be administered by one or more Committees. Each Committee shall consist, as required by applicable law, of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.
(b)    Authority of the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Notwithstanding anything to the contrary in the Plan, with respect to the terms and conditions of Options granted to Optionees outside the United States, the Board of Directors may vary from the provisions of the Plan to the extent it determines it necessary and appropriate to do so; provided that it may not vary from those Plan terms requiring stockholder approval pursuant to Section 10(d) below. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Optionees and all persons deriving their rights from an Optionee.
SECTION 3.     ELIGIBILITY.
(a)    General Rule. Only Employees and Consultants shall be eligible for the grant of Nonstatutory Options. Only Employees shall be eligible for the grant of ISOs.
(b)    Ten-Percent Stockholders. A person who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the Date of Grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the Date of Grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

SECTION 4.     STOCK SUBJECT TO PLAN.
(a)    Basic Limitation. Not more than 2,107,224 Shares may be issued under the Plan, subject to Subsection (b) below and Section 7(a).1 All of these Shares may be issued upon the exercise of ISOs. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan may not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares.
(b)    Additional Shares. In the event that Shares previously issued under the Plan are reacquired by the Company, such Shares shall be added to the number of Shares then available for issuance under the Plan. In the event that Shares that otherwise would have been issuable under the Plan are withheld by the Company in payment of the Exercise Price or withholding taxes, such Shares shall remain available for issuance under the Plan. In the event that an outstanding Option for any reason expires or is canceled, the Shares allocable to the unexercised portion of such Option shall be added to the number of Shares then available for issuance under the Plan.
SECTION 5.     TERMS AND CONDITIONS OF OPTIONS.
(a)    Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. The Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.
(b)    Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 7. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.
(c)    Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an Option shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant, and in the case of an ISO a higher percentage may be required by Section 3(b). Subject to the preceding sentence, the Exercise Price shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in Section 6. This Subsection (c) shall not apply to an Option granted pursuant to an assumption of, or substitution for, another option in a manner that complies with Code Section 424(a) (whether or not the Option is an ISO).
(d)    Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable and the performance measures, if any, required to become exercisable. No Option shall be exercisable unless the Optionee (i) has delivered an executed copy of the Stock Option Agreement to the Company or (ii) otherwise
1 Please refer to Exhibit A for a schedule of the initial share reserve and any subsequent increases in the reserve.
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agrees to be bound by the terms of the Stock Option Agreement. The Board of Directors shall determine the exercisability provisions of the Stock Option Agreement at its sole discretion.
(e)    Basic Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the Date of Grant, and in the case of an ISO, a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.
(f)    Termination of Service (Except by Death). If an Optionee’s Service terminates for any reason other than the Optionee’s death, then the Optionee’s Options shall expire on the earliest of the following dates:
(i)    The expiration date determined pursuant to Subsection (e) above;
(ii)    The date three months after the termination of the Optionee’s Service for any reason other than Disability, or such earlier or later date as the Board of Directors may determine (but in no event earlier than 30 days after the termination of the Optionee’s Service); or
(iii)    The date six months after the termination of the Optionee’s Service by reason of Disability, or such later date as the Board of Directors may determine.
The Optionee may exercise all or part of the Optionee’s Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Optionee’s Service terminates. In the event that the Optionee dies after the termination of the Optionee’s Service but before the expiration of the Optionee’s Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination).
(g)    Leaves of Absence. For purposes of Subsection (f) above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).
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(h)    Death of Optionee. If an Optionee dies while the Optionee is in Service, then the Optionee’s Options shall expire on the earlier of the following dates:
(i)    The expiration date determined pursuant to Subsection (e) above; or
(ii)    The date 12 months after the Optionee’s death, or such earlier or later date as the Board of Directors may determine (but in no event earlier than six months after the Optionee’s death).
All or part of the Optionee’s Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s death (or became exercisable as a result of the death) and the underlying Shares had vested before the Optionee’s death (or vested as a result of the Optionee’s death). The balance of such Options shall lapse when the Optionee dies.
(i)    Pre-Exercise Restrictions on Transfer of Options or Shares. An Option shall be transferable by the Optionee only by (i) a beneficiary designation, (ii) a will or (iii) the laws of descent and distribution, except as provided in the next sentence. If the applicable Stock Option Agreement so provides, a Nonstatutory Option shall also be transferable by gift or domestic relations order to a Family Member of the Optionee. An ISO may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative. In addition, an Option shall comply with all conditions of Rule 12h-1(f)(1) under the Exchange Act until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. Such conditions include, without limitation, the transferability restrictions set forth in Rule 12h-1(f)(1)(iv) and (v) under the Exchange Act, which shall apply to an Option and, prior to exercise, to the Shares to be issued upon exercise of such Option during the period commencing on the Date of Grant and ending on the earlier of (i) the date when the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or (ii) the date when the Company makes a determination that it will cease to rely on the exemption afforded by Rule 12h-1(f)(1) under the Exchange Act. During such period, an Option and, prior to exercise, the Shares to be issued upon exercise of such Option shall be restricted as to any pledge, hypothecation or other transfer by the Optionee, including any short position, any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) or any “call equivalent position” (as defined in Rule 16a-1(b) under the Exchange Act).
(j)    No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee’s Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.
(k)    Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company
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or another issuer) in return for the grant of new Options or a different type of award for the same or a different number of Shares and at the same or a different Exercise Price (if applicable). The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option.
(l)    Company’s Right to Cancel Certain Options. Any other provision of the Plan or a Stock Option Agreement notwithstanding, the Company shall have the right at any time to cancel an Option that was not granted in compliance with Rule 701 under the Securities Act. Prior to canceling such Option, the Company shall give the Optionee not less than 30 days’ notice in writing. If the Company elects to cancel such Option, it shall deliver to the Optionee consideration with an aggregate Fair Market Value equal to the excess of (i) the Fair Market Value of the Shares subject to such Option as of the time of the cancellation over (ii) the Exercise Price of such Option. The consideration may be delivered in the form of cash or cash equivalents, in the form of Shares, or a combination of both. If the consideration would be a negative amount, such Option may be cancelled without the delivery of any consideration.
SECTION 6.     PAYMENT FOR SHARES.
(a)    General Rule. The entire Exercise Price of Options issued under the Plan shall be payable in cash or cash equivalents at the time when such Options are exercised, except as otherwise provided in this Section 6. In addition, the Board of Directors in its sole discretion may also permit payment through any of the methods described in (b) through (f) below:
(b)    Promissory Note. All or a portion of the Exercise Price of Options issued under the Plan may be paid with a full-recourse promissory note. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.
(c)    Surrender of Stock. All or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when the Option is exercised.
(d)    Exercise/Sale. If the Stock is publicly traded, all or part of the Exercise Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.
(e)    Net Exercise.  An Option may permit exercise through a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares having an aggregate Fair Market Value (determined by the Board of Directors as of the exercise date) that does not exceed the aggregate Exercise Price or the sum of the aggregate Exercise Price plus all or a portion of the minimum amount required to be withheld under applicable tax law (with the Company accepting from the
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Optionee payment of cash or cash equivalents to satisfy any remaining balance of the aggregate Exercise Price and, if applicable, any additional withholding obligation not satisfied through such reduction in Shares); provided that to the extent Shares subject to an Option are withheld in this manner, the number of Shares subject to the Option following the net exercise will be reduced by the sum of the number of Shares withheld and the number of Shares delivered to the Optionee as a result of the exercise.
(f)    Other Forms of Payment. To the extent that a Stock Option Agreement so provides, the Exercise Price of Options issued under the Plan may be paid in any other form permitted by the Delaware General Corporation Law, as amended.
SECTION 7.     ADJUSTMENT OF SHARES.
(a)    General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a reclassification, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company, proportionate adjustments shall automatically be made in each of (i) the number and kind of Shares available for future grants under Section 4, (ii) the number and kind of Shares covered by each outstanding Option, (iii) the Exercise Price under each outstanding Option, (iv) any repurchase price that applies to Shares granted under the Plan pursuant to the terms of a Company repurchase right under the applicable Stock Option Agreement and (v) if the Board of Directors deems it necessary, any performance measures applicable to any outstanding Option. In the event of a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a recapitalization, a spin-off, or a similar occurrence, the Board of Directors at its sole discretion may make appropriate adjustments in one or more of the items listed in clauses (i) through (v) above; provided, however, that the Board of Directors shall in any event make such adjustments as may be required by Section 25102(o) of the California Corporations Code. No fractional Shares shall be issued under the Plan as a result of an adjustment under this Section 7(a), although the Board of Directors in its sole discretion may make a cash payment in lieu of fractional Shares.
(b)    Corporate Transactions. In the event that the Company is a party to a merger or consolidation, or in the event of a sale of all or substantially all of the Company’s stock or assets, all Shares acquired under the Plan and all Options outstanding on the effective date of the transaction shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Board of Directors in its capacity as administrator of the Plan, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Options (or all portions of an Option) in an identical manner. The treatment specified in the transaction agreement may include (without limitation) one or more of the following with respect to each outstanding Option:
(i)    Continuation of the Option by the Company (if the Company is the surviving corporation).
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(ii)    Assumption of the Option by the surviving corporation or its parent in a manner that complies with Code Section 424(a) (whether or not the Option is an ISO).
(iii)    Substitution by the surviving corporation or its parent of a new option for the Option in a manner that complies with Code Section 424(a) (whether or not the Option is an ISO).
(iv)    Cancellation of the Option and a payment to the Optionee with respect to each Share subject to the portion of the Option that is vested as of the transaction date equal to the excess of (A) the value, as determined by the Board of Directors in its absolute discretion, of the property (including cash) received by the holder of a share of Stock as a result of the transaction, over (B) the per-Share Exercise Price of the Option (such excess, the “Spread”).  Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent having a value equal to the Spread.  In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Stock. If the Spread applicable to an Option is zero or a negative number, then the Option may be cancelled without making a payment to the Optionee.
(v)    Cancellation of the Option without the payment of any consideration; provided that the Optionee shall be notified of such treatment and given an opportunity to exercise the Option (to the extent the Option is vested or becomes vested as of the effective date of the transaction) during a period of not less than five (5) business days preceding the effective date of the transaction, unless (A) a shorter period is required to permit a timely closing of the transaction and (B) such shorter period still offers the Optionee a reasonable opportunity to exercise the Option. Any exercise of the Option during such period may be contingent upon the closing of the transaction.
(vi)    Suspension of the Optionee’s right to exercise the Option during a limited period of time preceding the closing of the transaction if such suspension is administratively necessary to permit the closing of the transaction.
(vii)    Termination of any right the Optionee has to exercise the Option prior to vesting in the Shares subject to the Option (i.e., “early exercise”), such that following the closing of the transaction the Option may only be exercised to the extent it is vested.
For the avoidance of doubt, the Board of Directors has discretion to accelerate, in whole or part, the vesting and exercisability of an Option in connection with a corporate transaction covered by this Section 7(b).
(c)    Reservation of Rights. Except as provided in this Section 7, an Optionee shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any
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class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.
SECTION 8.     PRE-EXERCISE INFORMATION REQUIREMENT.
(a)    Application of Requirement. This Section 8 shall apply only during a period that (i) commences when the Company begins to rely on the exemption described in Rule 12h-1(f)(1) under the Exchange Act, as determined by the Company in its sole discretion, and (ii) ends on the earlier of (A) the date when the Company ceases to rely on such exemption, as determined by the Company in its sole discretion, or (B) the date when the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. In addition, this Section 8 shall in no event apply to an Optionee after he or she has fully exercised all of his or her Options.
(b)    Scope of Requirement. The Company shall provide to each Optionee the information described in Rule 701(e)(3), (4) and (5) under the Securities Act. Such information shall be provided at six-month intervals, and the financial statements included in such information shall not be more than 180 days old. The foregoing notwithstanding, the Company shall not be required to provide such information unless the Optionee has agreed in writing, on a form prescribed by the Company, to keep such information confidential.
SECTION 9.     MISCELLANEOUS PROVISIONS.
(a)    Securities Law Requirements. Shares shall not be issued under the Plan unless, in the opinion of counsel acceptable to the Board of Directors, the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. The Company shall not be liable for a failure to issue Shares as a result of such requirements.
(b)    No Retention Rights. Nothing in the Plan or in any Option granted under the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.
(c)    Treatment as Compensation. Any compensation that an individual earns or is deemed to earn under this Plan shall not be considered a part of his or her compensation for
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purposes of calculating contributions, accruals or benefits under any other plan or program that is maintained or funded by the Company, a Parent or a Subsidiary.
(d)    Governing Law. The Plan and all awards, sales and grants under the Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.
(e)    Conditions and Restrictions on Shares. Shares issued under the Plan shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal, other transfer restrictions and such other terms and conditions as the Board of Directors may determine. Such conditions and restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. In addition, Shares issued under the Plan shall be subject to conditions and restrictions imposed either by applicable law or by Company policy, as adopted from time to time, designed to ensure compliance with applicable law or laws with which the Company determines in its sole discretion to comply including in order to maintain any statutory, regulatory or tax advantage.
(f)    Tax Matters.
(i)    As a condition to the award, grant, issuance, vesting, purchase, exercise or transfer of any Option, or Shares issued pursuant to any Option, granted under this Plan, the Optionee shall make such arrangements as the Board of Directors may require or permit for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such event.
(ii)    Unless otherwise expressly set forth in a Stock Option Agreement, it is intended that Options granted under the Plan shall be exempt from Code Section 409A, and any ambiguity in the terms of a Stock Option Agreement and the Plan shall be interpreted consistently with this intent. To the extent an Option is not exempt from Code Section 409A (any such Option, a “409A Option”), any ambiguity in the terms of such Option and the Plan shall be interpreted in a manner that to the maximum extent permissible supports the Option’s compliance with the requirements of that statute. Notwithstanding anything to the contrary permitted under the Plan, in no event shall a modification of an Option not already subject to Code Section 409A be given effect if such modification would cause the Option to become subject to Code Section 409A unless the parties explicitly acknowledge and consent to the modification as one having that effect. A 409A Option shall be subject to such additional rules and requirements as specified by the Board of Directors from time to time in order for it to comply with the requirements of Code Section 409A. In this regard, if any amount under a 409A Option is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Optionee’s separation from service or (ii) the Optionee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to Section 409A(a)(1). In
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addition, if a transaction subject to Section 7(b) constitutes a payment event with respect to any 409A Option, then the transaction with respect to such Option must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.
(iii)    Neither the Company nor any member of the Board of Directors shall have any liability to an Optionee in the event an Option held by the Optionee fails to achieve its intended characterization under applicable tax law.
SECTION 10.     DURATION AND AMENDMENTS; STOCKHOLDER APPROVAL.
(a)    Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to approval of the Company’s stockholders under Subsection (d) below. The Plan shall terminate automatically 10 years after the later of (i) the date when the Board of Directors adopted the Plan or (ii) the date when the Board of Directors approved the most recent increase in the number of Shares reserved under Section 4 that was also approved by the Company’s stockholders. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.
(b)    Right to Amend or Terminate the Plan. Subject to Subsection (d) below, the Board of Directors may amend, suspend or terminate the Plan at any time and for any reason.
(c)    Effect of Amendment or Termination. No Option shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.
(d)    Stockholder Approval. To the extent required by applicable law, the Plan will be subject to approval of the Company’s stockholders within 12 months of its adoption date. To the extent required by applicable law, any amendment of the Plan will be subject to the approval of the Company’s stockholders within 12 months of the amendment date if it (i) increases the number of Shares available for issuance under the Plan (except as provided in Section 7), or (ii) materially changes the class of persons who are eligible for the grant of ISOs. In addition, an amendment effecting any other material change to the Plan terms will be subject to approval of the Company’s stockholders only if required by applicable law. Stockholder approval shall not be required for any other amendment of the Plan.
SECTION 11.     DEFINITIONS.
(a)    “Board of Directors” means the Board of Directors of the Company, as constituted from time to time.
(b)    “Code” means the Internal Revenue Code of 1986, as amended.
(c)    “Committee” means a committee of the Board of Directors, as described in Section 2(a).
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(d)    “Company” means JAND, Inc., a Delaware corporation.
(e)    “Consultant” means a person, excluding Employees and Outside Directors, who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor and who qualifies as a consultant or advisor under Rule 701(c)(1) of the Securities Act or under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.
(f)    “Date of Grant” means the date of grant specified in the applicable Stock Option Agreement, which date shall be the later of (i) the date on which the Board of Directors resolved to grant the Option or (ii) the first day of the Optionee’s Service.
(g)    “Disability” means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.
(h)    “Employee” means any individual who is a common-law employee of the Company, a Parent or a Subsidiary.
(i)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(j)    “Exercise Price” means the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.
(k)    “Fair Market Value” means the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.
(l)    “Family Member” means (i) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, (ii) any person sharing the Optionee’s household (other than a tenant or employee), (iii) a trust in which persons described in Clause (i) or (ii) have more than 50% of the beneficial interest, (iv) a foundation in which persons described in Clause (i) or (ii) or the Optionee control the management of assets and (v) any other entity in which persons described in Clause (i) or (ii) or the Optionee own more than 50% of the voting interests.
(m)    “ISO” means an Option that qualifies as an incentive stock option as described in Code Section 422(b). Notwithstanding its designation as an ISO, an Option that does not qualify as an ISO under applicable law shall be treated for all purposes as a Nonstatutory Option.
(n)    “Nonstatutory Option” means an Option that does not qualify as an incentive stock option as described in Code Section 422(b) or 423(b).
(o)    “Option” means an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.
(p)    “Optionee” means a person who holds an Option.
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(q)    “Outside Director” means a member of the Board of Directors who is not an Employee.
(r)     “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.
(s)    “Plan” means this JAND, Inc. 2012 Milestone stock plan.
(t)    “Securities Act” means the Securities Act of 1933, as amended.
(u)    “Service” means service as an Employee or Consultant.
(v)    “Share” means one share of Stock, as adjusted in accordance with Section 7 (if applicable).
(w)    “Stock” means the Series A Common Stock of the Company or the Series B Common Stock of the Company.
(x)    “Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Optionee’s Option.
(y)    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
12

EXHIBIT A
SCHEDULE OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN

Date of Board Approval	Date of Stockholder Approval	Number of Shares Added	Cumulative Number of Shares
July 20, 2012	August 23, 2012	Not Applicable	2,107,224
February 22, 2017	March 10, 2017	2,132,268	4,239,492

E-1

JAND, Inc. 2012 Milestone Stock Plan
Notice of Stock Option Grant
The Optionee has been granted the following option to purchase shares of the Common Stock of JAND, Inc.:

Name of Optionee:	«Name»

Total Number of Shares:	«TotalShares»

Type of Option:	«ISO» Incentive Stock Option (ISO)

«NSO» Nonstatutory Stock Option (NSO)

Exercise Price per Share:	$«PricePerShare»

Date of Grant:	«DateGrant»

Date Exercisable:	This option may be exercised at any time after the Date of Grant for all or any part of the Shares subject to this option.

Vesting Commencement Date:	«VestComDate»

Vesting Schedule:	The Right of Repurchase shall lapse with respect to the Shares subject to this option in accordance with Exhibit A to this Notice of Stock Option Grant.

Expiration Date:	«ExpDate». This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement, or if the Company engages in certain corporate transactions, as provided in Section 7(b) of the Plan.
By signing below, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of, the 2012 Milestone Stock Plan and the Stock Option Agreement. Both of these documents are attached to, and made a part of, this Notice of Stock Option Grant. Section 14 of the Stock Option Agreement includes important acknowledgements of the Optionee.

OPTIONEE:	JAND, INC.

By:

Title:

Exhibit A
Subject to the Optionee’s continuous Service through the occurrence of the applicable Triggering Event, the Option shall vest, if at all, in accordance with the schedule and subject to the successful completion of the performance measures set forth below on or before the expiration of the Option:
None of the Option shares will vest upon the occurrence of a Triggering Event, the Value of which is equal to or less than $500,000,000.
100% of the Option shares will vest upon the occurrence of a Triggering Event, the Value of which is at least $1,000,000,000.
Upon the occurrence of a Triggering Event in which the Value is between $500,000,000 and $1,000,000,000, the number of Option shares that vest shall be determined by linear interpolation.
The Board shall determine whether and when the vesting events listed above have been met and the Value of any Triggering Event. Such determinations by the Board shall be final and binding on all persons.
Definitions
“Equity Securities” shall mean the outstanding shares of common stock of the Company, assuming conversion of all securities convertible into common stock, exercise of all outstanding options and warrants to purchase common stock, and including, solely with respect to a Financing Event, the shares reserved or authorized for issuance under the Company’s existing stock option plan or any stock option plan to be adopted in the connection with the Financing Event (if applicable).
“Equity Value” shall mean the product of (i) the consideration paid per share of Equity Securities in the Financing Event or IPO, as applicable, and (ii) the number of Equity Securities outstanding immediately prior to the closing of the Financing Event or IPO, as applicable.
“Financing Event” shall mean the sale (or series of related sales) by the Company of its Equity Securities following the date of grant of the Option, the proceeds of which are not less than $25,000,000 in the aggregate.
“IPO” shall mean an event described in part (e) of the “Triggering Event” definition below.
“Sale Event” shall mean an event described in part (b), (c) or (d) of the “Triggering Event” definition below.
“Sale Value” shall mean shall mean the sum, without duplication of (a) any cash, and the fair market value of any securities or other property, paid or payable to the Company or any of its securityholders or affiliates at the time of the consummation of the relevant Sale Event (in their capacity as securityholders as such, and not as a director, officer or service provider), (b) the current aggregate dollar amount of all indebtedness for borrowed money assumed or to be assumed separately by the acquiror in connection with a Sale Event, (c) with respect to the Company’s stock, the amount of any extraordinary distributions, dividends, redemptions or repurchases by the Company in connection with a Sale Event, and (d) all amounts paid or other value ascribed and included in the Sale Event (including in the form of “rollover” options) in respect of issued warrants, options or other convertible securities. The fair market value of any non-cash item included within the definition of Sale Value shall be determined in good faith by the Board of Directors of the Company. To the extent the right to receive any Sale Value is contingent upon future events, paid in installments, held in escrow for distribution in the future or subject to post-closing adjustments or vesting, the calculation of that portion of the Sale Value shall made at the time of the Sale

Event, taking into consideration the likelihood of that portion of the Sale Value being received by its expected recipient and the time value of money, as determined in good faith by the Board of Directors of the Company.
“Triggering Event” shall mean:
a)    the closing of two Financing Events before a Sale Event or IPO, the Values of which Financing Events are determined separately;
b)    the consummation of a merger or consolidation of the Company with or into another entity, unless immediately after the merger or consolidation a majority of the voting power of the capital stock of the continuing or surviving entity, or any direct or indirect parent corporation of the continuing or surviving entity, will be owned by the persons who were the Company’s stockholders immediately prior to the merger or consolidation in substantially the same proportions as their ownership of the voting power of the Company’s capital stock immediately prior to the merger or consolidation;
c)    the closing of the sale, lease, transfer or other disposition of all or substantially all of the Company’s assets in one transaction or a series of related transactions;
d)    the closing of the transfer of the Company’s outstanding securities, in one transaction or a series of related transactions, to a person or group of affiliated persons if, after such closing, such person or group of affiliated persons would hold a majority of the voting power of the capital stock of the Company; or
e)    the closing of the Company’s sale of its Common Stock in a firm-commitment underwritten public offering pursuant to a registration statement on Form S-1 or Form SB-2 under the Securities Act of 1933, as amended, the proceeds of which are not less than $25,000,000 in the aggregate.
For purposes of determining the Value of a Triggering Event as described in clause (a), the Value of the Triggering Event shall equal the lower of the Values of the two Financing Events. By way of example, if there is a Financing Event with a Value of $600,000,000 and a subsequent Financing Event with a Value of $700,000,000, the Value of the Triggering Event shall equal $600,000,000. For the avoidance of doubt, no Financing Event that constitutes a part of any Triggering Event shall be deemed a Financing Event for the purposes of determining if any other Triggering Event has occurred.
“Value” shall mean (i) for a Financing Event or an IPO, the Equity Value and (ii) for a Sale Event, the Sale Value.

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.
JAND, INC. 2012 MILESTONE STOCK PLAN:
STOCK OPTION AGREEMENT
SECTION 1.     GRANT OF OPTION.
(a)    Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies). This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.
(b)    $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.
(c)    Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 15 of this Agreement.
SECTION 2.     RIGHT TO EXERCISE.
(a)    Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7.
(b)    Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.
SECTION 3.     NO TRANSFER OR ASSIGNMENT OF OPTION.
Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.
SECTION 4.     EXERCISE PROCEDURES.
(a)    Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 13(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The person exercising this option shall sign the notice. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price. In the event of a partial exercise of this option, Shares shall be deemed to have been purchased in the order in which they vest in accordance with the Notice of Stock Option Grant.
(b)    Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. In the case of Restricted Shares, the Company shall cause such certificates to be deposited in escrow under Section 7(c). In the case of other Shares, the Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.
(c)    Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.
SECTION     5.PAYMENT FOR STOCK.
(a)    Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.
(b)    Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this option is exercised.
(c)    Exercise/Sale. All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company. However, payment pursuant to this Subsection (c) shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law.
SECTION 6.     TERM AND EXPIRATION.
(a)    Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).
(b)    Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:
(i)    The expiration date determined pursuant to Subsection (a) above;

(ii)    The date three months after the termination of the Optionee’s Service for any reason other than Disability; or
(iii)    The date six months after the termination of the Optionee’s Service by reason of Disability.
The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option is exercisable for vested Shares on or before the date when the Optionee’s Service terminates. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option was exercisable for vested Shares on or before the date when the Optionee’s Service terminated.
(c)    Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:
(i)    The expiration date determined pursuant to Subsection (a) above; or
(ii)    The date 12 months after the Optionee’s death.
All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option is exercisable for vested Shares on or before the date of the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares.
(d)    Part-Time Employment and Leaves of Absence. If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant. If the Optionee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.
(e)    Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:
(i)    More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(ii)    More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or
(iii)    More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.
SECTION 7.     RIGHT OF REPURCHASE.
(a)    Scope of Repurchase Right. Until they vest in accordance with the Notice of Stock Option Grant and Subsection (b) below, the Shares acquired under this Agreement shall be Restricted Shares and shall be subject to the Company’s Right of Repurchase. The Company, however, may decline to exercise its Right of Repurchase or may exercise its Right of Repurchase only with respect to a portion of the Restricted Shares. The Company may exercise its Right of Repurchase only during the Repurchase Period following the termination of the Optionee’s Service, but the Right of Repurchase may be exercised automatically under Subsection (d) below. If the Right of Repurchase is exercised, the Company shall pay the Optionee an amount equal to the lower of (i) the Exercise Price of each Restricted Share being repurchased or (ii) the Fair Market Value of such Restricted Share at the time the Right of Repurchase is exercised.
(b)    Lapse of Repurchase Right. The Right of Repurchase shall lapse with respect to the Restricted Shares in accordance with the vesting schedule set forth in the Notice of Stock Option Grant.
(c)    Escrow. Upon issuance, the certificate(s) for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any additional or exchanged securities or other property described in Subsection (f) below shall immediately be delivered to the Company to be held in escrow. All ordinary cash dividends on Restricted Shares (or on other securities held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Shares, together with any other assets held in escrow under this Agreement, shall be (i) surrendered to the Company for repurchase upon exercise of the Right of Repurchase or the Right of First Refusal or (ii) released to the Optionee upon his or her request to the extent that the Shares have ceased to be Restricted Shares (but not more frequently than once every six months). In any event, all Shares that have ceased to be Restricted Shares, together with any other vested assets held in escrow under this Agreement, shall be released within 90 days after the earlier of (i) the termination of the Optionee’s Service or (ii) the lapse of the Right of First Refusal.
(d)    Exercise of Repurchase Right. The Company shall be deemed to have exercised its Right of Repurchase automatically for all Restricted Shares as of the commencement of the Repurchase Period, unless the Company during the Repurchase Period notifies the holder of the Restricted Shares pursuant to Section 13(c) that it will not exercise its Right of Repurchase for some or all of the Restricted Shares. The Company shall pay to the holder of the Restricted Shares the purchase price determined under Subsection (a) above for the Restricted Shares being repurchased. Payment shall be made in cash or cash equivalents and/or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Shares. The certificate(s) representing the Restricted Shares being repurchased shall be delivered to the Company.
(e)    Termination of Rights as Stockholder. If the Right of Repurchase is exercised in accordance with this Section 7 and the Company makes available the consideration for the Restricted

Shares being repurchased, then the person from whom the Restricted Shares are repurchased shall no longer have any rights as a holder of the Restricted Shares (other than the right to receive payment of such consideration). Such Restricted Shares shall be deemed to have been repurchased pursuant to this Section 7, whether or not the certificate(s) for such Restricted Shares have been delivered to the Company or the consideration for such Restricted Shares has been accepted.
(f)    Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Right of Repurchase, provided that the aggregate purchase price payable for the Restricted Shares shall remain the same. In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Right of Repurchase may be exercised by the Company’s successor.
(g)    Transfer of Restricted Shares. The Optionee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares without the Company’s written consent, except as provided in the following sentence. The Optionee may transfer Restricted Shares to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Restricted Shares, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.
(h)    Assignment of Repurchase Right. The Board of Directors may freely assign the Company’s Right of Repurchase, in whole or in part. Any person who accepts an assignment of the Right of Repurchase from the Company shall assume all of the Company’s rights and obligations under this Section 7.
SECTION 8.     RIGHT OF FIRST REFUSAL.
(a)    Right of First Refusal. Subject to Section 11(a) below, in the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b)    Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.
(c)    Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 8 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.
(d)    Termination of Right of First Refusal. Any other provision of this Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.
(e)    Permitted Transfers. This Section 8 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.
(f)    Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g)    Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 8.
SECTION 9.     LEGALITY OF INITIAL ISSUANCE.
No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:
(a)    It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;
(b)    Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and
(c)    Any other applicable provision of federal, State or foreign law has been satisfied.
SECTION 10.     NO REGISTRATION RIGHTS.
The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.
SECTION 11.     RESTRICTIONS ON TRANSFER OF SHARES.
(a)    Bylaws Restrictions. The Shares acquired under this Agreement shall be subject to the transfer restrictions in Article X of the Company’s Bylaws, as amended, in addition to, and not in limitation of, the provisions of Section 8 of this Agreement.
(b)    Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any State or any other law.
(c)    Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (c). This Subsection (c) shall not apply to Shares registered in the public offering under the Securities Act.
(d)    Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.
(e)    Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.
(f)    Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legends:
“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”
“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE BYLAWS OF THE COMPANY. COPIES OF THE BYLAWS OF THE COMPANY MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”
All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):
“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE

REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”
(g)    Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.
(h)    Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Optionee and all other persons.
SECTION 12.     ADJUSTMENT OF SHARES.
In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation or in the event of a sale of all or substantially all of the Company’s stock or assets, this option shall be subject to the treatment provided by the Board of Directors in its sole discretion, as provided in Section 8(b) of the Plan.
SECTION 13.     MISCELLANEOUS PROVISIONS.
(a)    Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.
(b)    No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.
(c)    Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).
(d)    Modifications and Waivers. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Optionee and by an authorized officer of the Company (other than the Optionee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.
(e)    Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof.

They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.
(f)    Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.
SECTION 14.     ACKNOWLEDGEMENTS OF THE OPTIONEE.
(a)    Tax Consequences. The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities. The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this option or the Optionee’s other compensation. In particular, the Optionee acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant. Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company. The Optionee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.
(b)    Electronic Delivery of Documents. The Optionee agrees to accept by email all documents relating to the Company, the Plan or this option and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Optionee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Optionee by email of their availability. The Optionee acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until this option expires or until the Optionee gives the Company written notice that it should deliver paper documents.
(c)    No Notice of Expiration Date. The Optionee agrees that the Company and its officers, employees, attorneys and agents do not have any obligation to notify him or her prior to the expiration of this option pursuant to Section 6, regardless of whether this option will expire at the end of its full term or on an earlier date related to the termination of the Optionee’s Service. The Optionee further agrees that he or she has the sole responsibility for monitoring the expiration of this option and for exercising this option, if at all, before it expires. This Subsection (c) shall supersede any contrary representation that may have been made, orally or in writing, by the Company or by an officer, employee, attorney or agent of the Company.
SECTION 15.     DEFINITIONS.
(a)    “Agreement” shall mean this Stock Option Agreement.
(b)    “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.
(c)    “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)    “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.
(e)    “Company” shall mean JAND, Inc., a Delaware corporation.
(f)    “Consultant” shall mean a person, excluding Employees and Outside Directors, who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor and who qualifies as a consultant or advisor under Rule 701(c)(1) of the Securities Act or under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.
(g)    “Date of Grant” shall mean the date of grant specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.
(h)    “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.
(i)    “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.
(j)    “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.
(k)    “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.
(l)    “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.
(m)    “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.
(n)    “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.
(o)    “NSO” shall mean a stock option not described in Section 422(b) or 423(b) of the Code.
(p)    “Optionee” shall mean the person named in the Notice of Stock Option Grant.
(q)    “Outside Director” shall mean a member of the Board of Directors who is not an Employee.
(r)    “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
(s)    “Plan” shall mean the JAND, Inc. 2012 Milestone Stock Plan, as in effect on the Date of Grant.

(t)    “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.
(u)    “Repurchase Period” shall mean a period of 90 consecutive days commencing on the date (i) when the Optionee’s Service terminates for any reason, including (without limitation) death or disability or (ii) of a Sale Event or an IPO, as applicable, in each case, as defined in the Notice of Stock Option Grant.
(v)    “Restricted Share” shall mean a Share that is subject to the Right of Repurchase.
(w)    “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 8.
(x)    “Right of Repurchase” shall mean the Company’s right of repurchase described in Section 7.
(y)    “Securities Act” shall mean the Securities Act of 1933, as amended.
(z)    “Service” shall mean service as an Employee or Consultant.
(aa)    “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).
(bb)    “Stock” shall mean the [Series A] Common Stock of the Company.
(cc)    “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
(dd)    “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.
(ee)    “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 8.
(ff)    “Triggering Event” shall have the meaning set forth in the Notice of Stock Option Grant.
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